Exhibit 32.1
NORDSTROM, INC.
1617 SIXTH AVENUE
SEATTLE, WASHINGTON 98101
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of Nordstrom, Inc (the “Company”) on Form 10-Q for the period ended July 28, 2012, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Blake W. Nordstrom, President (Principal Executive Officer), and Michael G. Koppel, Executive Vice President and Chief Financial Officer (Principal Financial Officer), of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

•	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

•	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

August 27, 2012

/s/ Blake W. Nordstrom
Blake W. Nordstrom
President of Nordstrom, Inc.

/s/ Michael G. Koppel
Michael G. Koppel
Executive Vice President and
Chief Financial Officer of Nordstrom, Inc.